UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report November 29, 2021

UNEX HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

Unex Holdings Inc.
31-A2, Jalan 5/32A
6 ½ Miles, Off Jalan Kepong
52000 Kuala Lumpur, Malaysia
+603 6243 3379

(Address and telephone number of registrant’s executive office)

Unex Holdings Inc.
31-A2, Jalan 5/23A
6 1/2 Miles off Jalan Kepong
52000 Kuala Lumpur, Malaysia
+6011 3311 8918

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	UNEX	OTC Markets – Pink Sheet

Item 8.01 Other Events.

On November 29, 2021, Unex Holdings Inc. (the “Company”) moved its headquarters to 31-A2, Jalan 5/32A 6 1/2 Miles off Jalan Kepong 52000 Kuala Lumpur, Malaysia. The Company’s telephone number has been updated to the following, phone +603 6243 3379.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNEX HOLDINGS INC.

	By:	/s/ Low Wai Koon
	Name:	Low Wai Koon
	Title:	Chief Executive Officer

Date: November 29, 2021